SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                             FORM 8-K


                          CURRENT REPORT


                Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 1996


                         Champion Enterprises, Inc.
        -------------------------------------------------------
        (Exact name of registrant as specified in its charter)


                                  Michigan
              ----------------------------------------------
              (State or other jurisdiction of incorporation)


          1-9751                           38-2743168
  ------------------------          -----------------------
  (Commission File Number)      (IRS Employer Identification No.)


 2701 University Drive, Suite 320, Auburn Hills, MI     48326
 ---------------------------------------------------------------
  (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code: (810)340-9090
                                                     ------------

Item 2.  Acquisition or Disposition of Assets.

     On October 24, 1996, RHI Acquisition Corp. ("RHI Acquisition"), a wholly owned subsidiary of Champion Enterprises, Inc. (the "Company"), merged with and into Redman Industries, Inc. ("Redman"), and Redman became a wholly owned subsidiary of the Company. Prior to the merger of RHI Acquisition with and into Redman (the "Merger"), shares of Redman's common stock, par value $.01 per share (the "Redman Shares") were traded on The Nasdaq National Market under the symbol "RDMN." Redman will continue to conduct business as a wholly owned subsidiary of the Company. The Merger was completed pursuant to the Agreement and Plan of Merger, dated as of August 19, 1996, by and among Redman, the Company and RHI Acquisition (the "Merger Agreement"). The Merger Agreement was filed as Exhibit 2 to the Company's Registration Statement on Form S-4, filed September 20, 1996, Registration No. 333-12351, and is incorporated herein by reference as Exhibit 2 to this Report.

     In the Merger, each Redman Share issued and outstanding immediately prior to the effective time of the Merger was converted into the right to receive 1.24 shares of the common stock, par value $1.00 per share, of the Company (the "Champion Shares"). Approximately 16.5 million Champion Shares were issued pursuant to the merger. The last reported sale prices on October 23, 1996, the day before the Merger was consummated, were $21.75 per Champion Share as reported on the NYSE Composite Transactions Tape and $26.75 per Redman Share as reported on Nasdaq.

     The acquired assets were used by Redman to manufacture and assemble manufactured housing. The Company expects to continue to operate the acquired business and use the acquired assets as they had been prior to the Merger.

     Prior to the execution of the Merger Agreement, there was no material relationship between the Company and Redman or between any officers or directors of the Company and the officers, directors or shareholders of Redman.


Item 7.  Financial Statements and Exhibits.

     (a)  Financial Statements of Business Acquired

          (1) The Redman Industries, Inc. audited financial statements were included in its Annual Report on Form 10-K for the fiscal year ended March 29, 1996 and are incorporated herein by reference.

          (2)  The Redman Industries, Inc. Consolidated
               Statements of Income for the fiscal six months ended September 27, 1996 and September 29, 1995 and Consolidated Balance Sheet as of September 27,
               1996 were included in its Form 10-Q for the quarter ended September 27, 1996 and are incorporated herein by reference.

     (b)  Pro Forma Financial Information

     Filed with this report are the following unaudited pro forma financial statements of the registrant:

          (1) Pro Forma Combined Condensed Statements of Income for the fiscal years ended December 30, 1995, December 31, 1994 and January 1, 1994.

          (2) Pro Forma Combined Condensed Statements of Income for the fiscal nine months ended September 28, 1996 and September 30, 1995.

          (3)  Pro Forma Combined Condensed Balance Sheet as of
               September 28, 1996.

     (c)  Exhibits

Exhibit No.                        Description
-----------                        -----------

    2 Agreement and Plan of Merger, dated as of August 19, 1996, by and among Redman Industries, Inc., Champion Enterprises, Inc. and RHI Acquisition Corp., filed as Exhibit 2 to the Company's Registration Statement of Form S-4, filed September 20, 1996, Registration No. 333-12351, and incorporated herein by reference.

   99.1        Press Release issued October 24, 1996.





                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CHAMPION ENTERPRISES, INC.



                              /S/ A. JACQUELINE DOUT
                              ------------------------------
                              A. Jacqueline Dout
                              Executive Vice President
                              and Chief Financial Officer


November 6, 1996


                   CHAMPION ENTERPRISES, INC.
                 PRO FORMA FINANCIAL INFORMATION

              Unaudited Pro Forma Combined Condensed
              Statements of Income and Notes Thereto

Set forth below are the respective historical consolidated statements of income of Champion Enterprises, Inc. (Champion) and Redman Industries, Inc. (Redman) and the unaudited pro forma combined condensed statements of income for the years ended December 30, 1995, December 31, 1994 and January 1, 1994 and the nine months ended September 28, 1996 and September 30, 1995 assuming the merger had been consummated at the beginning of the respective periods. The presentation reflects (i) the accounting for the merger as a pooling of interests and (ii) the issuance of approximately 16.5 million shares of Champion common stock to effect the merger. Prior to the merger Redman used a fiscal year ending on the Friday nearest the end of March. Accordingly, the pro forma financial statements combine Champion's years ended December 30, 1995, December 31, 1994 and January 1, 1994 with Redman's years ended March 29, 1996, March 31, 1995 and April 1, 1994, respectively. The interim pro forma financial statements combine Champion's nine months ended September 28, 1996 and September 30, 1995 with Redman's nine months ended September 27, 1996 and December 29, 1995, respectively. The unaudited pro forma combined condensed statements of income give effect only to the reclassifications and adjustments set forth in the financial statements and accompanying notes and do not reflect any cost savings or any other benefits anticipated by Champion's management as a result of the merger.

Due to the different fiscal year ends of Champion and Redman, Redman's results for the three months ended March 29, 1996 are included in the unaudited pro forma combined condensed statements of income for the year ended December 30, 1995 and the nine months ended September 28, 1996. For the three months ended March 29, 1996 Redman had net sales of $150 million and net income of $6 million.

The unaudited pro forma combined condensed statements of income for the year ended December 30, 1995 and the nine months ended September 28, 1996 and September 30, 1995 include the pro forma effects of Champion's acquisitions during 1996 assuming the acquisitions had taken place at the beginning of the respective periods. Champion acquired Homes of Legend, Inc. effective April 26, 1996 and Grand Manor, Inc. effective March 29, 1996, which were recorded using the purchase method.

The unaudited pro forma combined condensed statements of income should be read in conjunction with the historical financial statements of Champion and Redman and the unaudited pro forma combined condensed balance sheet included with this Form 8-K. The unaudited pro forma combined condensed statements of income are not necessarily indicative of future earnings or earnings that would have been reported for the respective periods had the merger been completed at the beginning of each such period.




CHAMPION ENTERPRISES, INC.
SUMMARY OF EARNINGS PER SHARE


Summarized below are the earnings per share amounts from the Unaudited Pro Forma Combined Condensed Statements of Income which are presented on the following pages:


                                                     Pro Forma
                                       Champion/     Including
                                       Redman        Champion's
                       Champion        Pro Forma       1996
Fiscal Year Ended      Historical      Combined     Acquisitions*
-----------------      ----------      ---------    ------------

December 30, 1995        $1.01          $1.14          $1.17

December 31, 1994        $0.82          $0.92

January 1, 1994          $0.38          $0.44



Nine Months Ended
-----------------

September 28, 1996       $0.99          $1.06           $1.08

September 30, 1995       $0.76          $0.86           $0.88

*Homes of Legend, Inc. was acquired effective April 26, 1996, and
 Grand Manor, Inc. was acquired effective March 29, 1996.


CHAMPION ENTERPRISES, INC.
UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
YEAR ENDED DECEMBER 30, 1995
(In thousands, except per share amounts)

                       Champion    Redman
                      Historical  Historical  Reclassification   Champion/
                      Year ended  Year ended        and          Redman
                       Dec. 30,    March 29,     Pro Forma       Pro Forma
                        1995         1996        Adjustment      Combined
                      ----------  ----------  ----------------   ----------

Net sales              $797,871    $613,855      $      -        $1,411,726

Cost of sales           679,732     485,550        32,796 (A)     1,198,078
Selling, general and
  administrative
  expenses               63,186      88,569       (32,796)(A)       118,959
                       --------    --------      --------        ----------
                        742,918     574,119             -         1,317,037
                       --------    --------      --------        ----------

Operating income         54,953      39,736             -            94,689

Other income (expense):
  Interest income           810       2,156                           2,966
  Interest expense       (2,313)       (495)                         (2,808)
                       --------    --------      --------        ----------

Income before income
  taxes                  53,450      41,397             -            94,847
Income taxes             21,200      17,362                          38,562
                       --------    --------      --------        ----------
  Net income           $ 32,250    $ 24,035      $      -        $   56,285
                       ========    ========      ========        ==========

Income per share       $   1.01                                  $     1.14
                       ========                                  ==========

Weighted average shares
  outstanding            31,926                    17,589            49,515(B)
                       ========                  ========        ==========



See accompanying Note to Unaudited Pro Forma Combined Condensed
Statements of Income.



CHAMPION ENTERPRISES, INC.
UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
YEAR ENDED DECEMBER 30, 1995 (continued)
(In thousands, except per share amounts)

                                   Homes of       Grand
                                    Legend        Manor
                      Champion/    Historical   Historical
                       Redman      Year ended   Year ended
                      Pro Forma     Dec. 29,     Dec. 30,    Pro Forma    Pro Forma
                      Combined        1995        1995       Adjustments  Combined
                      ----------   ----------   ----------   -----------  ----------

Net sales             $1,411,726    $69,678      $22,123      $     -     $1,503,527

Cost of sales          1,198,078     60,169       19,087          120(C)   1,277,454
Selling, general and
  administrative
  expenses               118,959      5,767          914          925(D)     126,565
                      ----------    -------      -------      -------     ----------
                       1,317,037     65,936       20,001        1,045      1,404,019
                      ----------    -------      -------      -------     ----------

Operating income          94,689      3,742        2,122       (1,045)        99,508

Other income (expense):
  Interest income          2,966         95                      (190)(E)      2,871
  Interest expense        (2,808)      (162)         (28)      (1,700)(F)     (4,698)
                      ----------    -------      -------      -------     ----------

Income before income
  taxes                   94,847      3,675        2,094       (2,935)        97,681
Income taxes              38,562      1,250            0         (150)(G)     39,662
                      ----------    -------      -------      -------     ----------
  Net income          $   56,285    $ 2,425      $ 2,094      $(2,785)    $   58,019
                      ==========    =======      =======      =======     ==========

Income per share      $     1.14                                          $     1.17
                      ==========                                          ==========

Weighted average
  shares outstanding      49,515                                   15         49,530
                      ==========                              =======     ==========


See accompanying Notes to Unaudited Combined Condensed Statements of Income.





CHAMPION ENTERPRISES, INC.
UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
YEAR ENDED DECEMBER 31, 1994
(In thousands, except per share amounts)


                       Champion     Redman
                      Historical   Historical  Reclassification
                      Year ended   Year ended        and
                       Dec. 31,     March 31,     Pro Forma       Pro Forma
                        1994          1995        Adjustment      Combined
                      ----------   ----------  ----------------   ----------

Net sales             $585,574    $557,973      $        -        $1,143,547

Cost of sales          501,602     449,921          26,790 (A)       978,313
Selling, general and
  administrative
  expenses              47,332      73,949         (26,790)(A)        94,491
                      --------    --------       ---------        ----------
                       548,934     523,870               -         1,072,804
                      --------    --------       ---------        ----------
Operating income        36,640      34,103               -            70,743

Other income (expense):
  Environmental
    reserve             (2,700)                                       (2,700)
  Interest income          966       1,012                             1,978
  Interest expense        (816)       (573)                           (1,389)
                      --------    --------       ---------        ----------
Income from continuing
  operations before
  income taxes          34,090      34,542               -            68,632
Income taxes             8,900      14,602                            23,502
                      --------    --------       ---------        ----------
  Income from
    continuing
    operations        $ 25,190    $ 19,940       $       -        $   45,130
                      ========    ========       =========        ==========
Per share income
  from continuing
  operations          $   0.82                                    $     0.92
                      ========                                    ==========
Weighted average
  shares outstanding    30,932                      17,968            48,900(B)
                      ========                   =========        ==========



See accompanying Notes to Unaudited Pro Forma Combined Condensed
Statements of Income.




CHAMPION ENTERPRISES, INC.
UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
YEAR ENDED JANUARY 1, 1994
(In thousands, except per share amounts)


                       Champion    Redman
                      Historical  Historical  Reclassification
                      Year ended  Year ended        and
                       Jan. 1,     April 1,      Pro Forma       Pro Forma
                        1994         1994        Adjustment      Combined
                      ----------  ----------  ----------------   ----------

Net sales             $328,326    $443,056      $        -       $  771,382

Cost of sales          284,012     358,654          21,076 (A)      663,742
Selling, general and
  administrative
  expenses              32,636      61,570         (21,076)(A)       73,130
                      --------    --------       ---------       ----------
                       316,648     420,224               -          736,872
                      --------    --------       ---------       ----------

Operating income        11,678      22,832               -           34,510

Other income (expense):
  Special charge for
    stock options                   (5,225)                          (5,225)
  Decreased equity in
    subsidiary                        (572)                            (572)
  Interest income        1,391                                        1,391
  Interest expense        (486)     (2,741)                          (3,227)
                      --------    --------       ---------       ----------
Income from continuing
  operations before
  income taxes and
  extraordinary item    12,583      14,294               -           26,877
Income taxes             1,400       6,526                            7,926
                      --------    --------       ---------       ----------
  Income from continuing
    operations before
    extraordinary
    item              $ 11,183    $  7,768       $       -       $   18,951
                      ========    ========       =========       ==========
Per share income
  from continuing
  operations before
  extraordinary item  $   0.38                                   $     0.44
                      ========                                   ==========
Weighted average
  shares outstanding    29,108                      13,846           42,954(B)
                      ========                   =========       ==========


See accompanying Notes to Unaudited Pro Forma Combined Condensed
Statements of Income.



CHAMPION ENTERPRISES, INC.
UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
NINE MONTHS ENDED SEPTEMBER 28, 1996
(In thousands, except per share amounts)


                       Champion    Redman
                      Historical  Historical  Reclassification  Champion/
                      Nine months Nine months       and          Redman
                      Sept. 28,   Sept. 27,      Pro Forma      Pro Forma
                        1996         1996        Adjustment      Combined
                      ----------  ----------  ----------------  ----------

Net sales             $723,374    $495,127      $        -      $1,218,501

Cost of sales          610,524     390,351          27,632 (A)   1,028,507
Selling, general and
  administrative
  expenses              58,340      71,220         (27,632)(A)     101,928
                      --------    --------       ---------      ----------
                       668,864     461,571               -       1,130,435
                      --------    --------       ---------      ----------

Operating income        54,510      33,556               -          88,066

Other income (expense):
  Interest income          466       1,579                           2,045
  Interest expense      (1,637)       (331)                         (1,968)
                      --------    --------       ---------      ----------

Income before income
  taxes                 53,339      34,804               -          88,143
Income taxes            20,500      14,281                          34,781
                      --------    --------       ---------      ----------
  Net income          $ 32,839    $ 20,523       $       -      $   53,362
                      ========    ========       =========      ==========

Income per share      $   0.99                                  $     1.06
                      ========                                  ==========

Weighted average
  shares outstanding    33,246                      16,971          50,217(B)
                      ========                   =========      ==========



See accompanying Notes to Unaudited Pro Forma Combined Condensed
Statements of Income.




CHAMPION ENTERPRISES, INC.
UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
NINE MONTHS ENDED SEPTEMBER 28, 1996 (continued)
(In thousands, except per share amounts)

                                   Homes of      Grand
                                    Legend       Manor
                                  Historical   Historical
                      Champion/   Four months  Three months
                       Redman        ended       ended
                      Pro Forma    April 26,    March 30,    Pro Forma    Pro Forma
                      Combined        1996        1996       Adjustments  Combined
                      ----------   ----------  ----------    -----------  ----------

Net sales             $1,218,501    $27,277      $ 6,334      $     -     $1,252,112

Cost of sales          1,028,507     23,278        5,329           60(C)   1,057,174
Selling, general and
  administrative
  expenses               101,928      2,214          246          462(D)     104,850
                      ----------    -------      -------      -------     ----------
                       1,130,435     25,492        5,575          522      1,162,024
                      ----------    -------      -------      -------     ----------

Operating income          88,066      1,785          759         (522)        90,088

Other income (expense):
  Interest income          2,045         56                       (60)(E)      2,041
  Interest expense        (1,968)       (56)          (6)        (620)(F)     (2,650)
                      ----------    -------      -------      -------     ----------

Income before income
  taxes                   88,143      1,785          753       (1,202)        89,479
Income taxes              34,781        650                      (150)(G)     35,281
                      ----------    -------      -------      -------     ----------
  Net income          $   53,362    $ 1,135      $   753      $(1,052)    $   54,198
                      ==========    =======      =======      =======     ==========

Income per share      $     1.06                                          $     1.08
                      ==========                                          ==========

Weighted average
  shares outstanding      50,217                                   15         50,232
                      ==========                              =======     ==========


See accompanying Notes to Unaudited Pro Forma Combined Condensed
Statements of Income.



CHAMPION ENTERPRISES, INC.
UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
NINE MONTHS ENDED SEPTEMBER 30, 1995
(In thousands, except per share amounts)

                       Champion    Redman
                      Historical  Historical
                      Nine months Nine months Reclassification  Champion/
                        ended       ended           and          Redman
                      Sept. 30,    Dec. 29,      Pro Forma      Pro Forma
                        1995         1995        Adjustment      Combined
                      ----------  ----------  ----------------  ----------

Net sales             $592,058    $464,073      $        -      $1,056,131

Cost of sales          504,642     367,812          23,939 (A)     896,393
Selling, general and
  administrative
  expenses              45,976      66,495         (23,939)(A)      88,532
                      --------    --------       ---------      ----------
                       550,618     434,307               -         984,925
                      --------    --------       ---------      ----------

Operating income        41,440      29,766               -          71,206

Other income (expense):
  Interest income          570       1,629                           2,199
  Interest expense      (1,885)       (373)                         (2,258)
                      --------    --------       ---------      ----------

Income before income
  taxes                 40,125      31,022               -          71,147
  Income taxes          16,000      12,974                          28,974
                      --------    --------       ---------      ----------
  Net income          $ 24,125    $ 18,048       $       -      $   42,173
                      ========    ========       =========      ==========

Income per share      $   0.76                                  $     0.86
                      ========                                  ==========

Weighted average
  shares outstanding    31,588                      17,713          49,301(B)
                      ========                   =========      ==========



See accompanying Notes to Unaudited Pro Forma Combined Condensed
Statements of Income.



CHAMPION ENTERPRISES, INC.
UNAUDITED PRO FORMA COMBINED CONSOLIDATED STATEMENT OF INCOME
NINE MONTHS ENDED SEPTEMBER 30, 1995 (continued)
(In thousands, except per share amounts)

                                   Homes of       Grand
                                    Legend        Manor
                                  Historical   Historical
                      Champion/   Nine months  Nine months
                       Redman        ended        ended
                      Pro Forma    Sept. 29,    Sept. 30,    Pro Forma     Pro Forma
                      Combined        1995        1995       Adjustments   Combined
                      ----------   ----------   ----------   -----------   ----------

Net sales             $1,056,131    $50,246      $16,194        $     -    $1,122,571

Cost of sales            896,393     43,276       14,061             90 (C)   953,820
Selling, general and
  administrative
  expenses                88,532      4,257          664            694 (D)    94,147
                      ----------    -------      -------        -------    ----------
                         984,925     47,533       14,725            784     1,047,967
                      ----------    -------      -------        -------    ----------

Operating income          71,206      2,713        1,469           (784)       74,604

Other income (expense):
  Interest income          2,199                                   (115)(E)     2,084
  Interest expense        (2,258)       (64)         (21)        (1,305)(F)    (3,648)
                      ----------    -------      -------        -------    ----------
Income before income
  taxes                   71,147      2,649        1,448         (2,204)       73,040
Income taxes              28,974      1,073                        (373)(G)    29,674
                      ----------    -------      -------        -------    ----------
  Net income          $   42,173    $ 1,576      $ 1,448        $(1,831)   $   43,366
                      ==========    =======      =======        =======    ==========

Income per share      $     0.86                                           $     0.88
                      ==========                                           ==========
Weighted average
  shares outstanding      49,301                                     15        49,316
                      ==========                                =======    ==========


See accompanying Notes to Unaudited Pro Forma Combined Condensed
Statements of Income.




NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF
INCOME

Note A

In connection with the merger Redman's accounting policies will be conformed to those of Champion. However, the effects of conforming the companies' accounting policies are immaterial and therefore are not reflected in the Unaudited Pro Forma Combined Condensed Statements of Income. The reclassification is to classify Redman service costs consistent with Champion's classification.


Note B

In connection with the merger Champion issued 1.24 shares of Champion common stock for each issued and outstanding share of Redman common stock. The total number of Champion shares issued was approximately 16.5 million. The total number of additional Champion shares included in the computation of weighted average shares outstanding is based on the total number of Redman weighted average common and common equivalent shares outstanding during the respective periods times the exchange factor of 1.24. Champion's weighted average shares outstanding and per share amounts have been adjusted to reflect the two-for-one stock splits effected May 31, 1996 and May 30, 1995.

The following pro forma adjustments are required in connection with Champion's acquisitions of Homes of Legend and Grand Manor.


Note C

Depreciation of additional cost assigned to buildings.


Note D

Amortization of goodwill over 40 years and non-compete agreements over 42 months.


Note E

Adjust interest income to reflect use of cash to fund the acquisitions.


Note F

Adjust interest expense for borrowings used to fund the acquisitions.


Note G

Accrue income taxes on income of acquired S corporations and reflect the tax benefit of the pro forma adjustments.


Note H

In connection with the merger of Champion and Redman, Champion will record charges to operations of approximately $25 million in the fourth quarter ending December 28, 1996, the quarter in which the merger was consummated. These charges are non-recurring, direct costs of the merger, of which approximately 40% are investment banking, legal and accounting fees, approximately 25% are reserves against costs triggered by change in control provisions contained in employment agreements with certain executives of Redman, and the remainder are other costs associated with combining and realigning the operations of the two companies. These costs are not reflected as pro forma adjustments because they are non-recurring costs directly associated with the merger. These estimated non-recurring charges are preliminary estimates only and therefore are subject to change. Champion believes that it is necessary to reserve against severance costs because the change in control provisions contained in the employment agreements of certain Redman executives allow such persons to voluntarily terminate their employment and receive severance payments.


                   CHAMPION ENTERPRISES, INC.
                 PRO FORMA FINANCIAL INFORMATION

              Unaudited Pro Forma Combined Condensed
                 Balance Sheet and Notes Thereto

Set forth below are the respective historical consolidated balance sheets of Champion Enterprises, Inc. (Champion) and Redman Industries, Inc. (Redman) and the unaudited pro forma combined condensed balance sheet at September 28, 1996 assuming the merger had taken place on the balance sheet date. The presentation reflects (i) the accounting for the merger as a pooling of interests, (ii) the issuance of approximately 16.5 million shares of Champion common stock to effect the merger and
(iii) the accrual of $25 million of non-recurring charges directly associated with the merger. The unaudited pro forma combined condensed balance sheet should be read in conjunction with the historical financial statements of Champion and Redman and the unaudited pro forma combined condensed statements of income included with this Form 8-K. The pro forma information set forth below is not necessarily indicative of the future financial position or the financial position that would have been reported had the transaction been completed on September 28, 1996.




CHAMPION ENTERPRISES, INC.
UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
SEPTEMBER 28, 1996
(In thousands)


                      Champion     Redman
                      Enterprises, Industries,
                         Inc.        Inc.                                 Champion/
                      Historical   Historical                                Redman
                      Sept. 28,     Sept. 27,   Pro Forma Adjustments     Pro Forma
                         1996         1996      Increase/(decrease)       Combined
                      ----------   ----------   ----------------------    ----------
     ASSETS

CURRENT ASSETS:
Cash, cash equivalents
  and short-term
  investments         $    8,214   $ 30,087     $     -      $     -      $   38,301
Accounts receivable,
  trade                   63,943     45,343                                  109,286
Inventories               57,573     23,143                                   80,716
Deferred taxes and
  other                   15,463     11,828       6,400(B)                    33,691
                      ----------   --------     -------      -------      ----------
Total current assets     145,193    110,401       6,400            -         261,994
                      ----------   --------     -------      -------      ----------

PROPERTY AND EQUIPMENT,
  NET                     68,134     47,496                                  115,630

GOODWILL, NET            105,669     20,770                                  126,439

OTHER ASSETS               7,034      2,699                                    9,733
                      ----------   --------     -------      -------      ----------
                      $  326,030   $181,366     $ 6,400      $     -      $  513,796
                      ==========   ========     =======      =======      ==========

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
Notes payable to bank $   11,000   $      -     $     -      $     -      $   11,000
Accounts payable          58,711     22,846                                   81,557
Other accrued
  liabilities             75,437     63,238                   25,000(B)      163,675
                      ----------   --------     -------      -------      ----------
Total current
  liabilities            145,148     86,084           -       25,000         256,232
                      ----------   --------     -------      -------      ----------

LONG-TERM LIABILITIES     32,780     18,809                                   51,589

SHAREHOLDERS' EQUITY:
Common stock              31,016        145        (145)(A)   16,500 (A)      47,516
Capital in excess of
  par value               17,136     50,149     (34,505)(A)                   32,780
Retained earnings        100,918     44,329     (18,600)(B)                  126,647
Treasury stock                      (18,150)                  18,150 (A)           -
Foreign currency
  translation
  adjustments               (968)                                               (968)
                      ----------   --------     -------      -------      ----------
                         148,102     76,473     (53,250)      34,650         205,975
                      ----------   --------     -------      -------      ----------
                      $  326,030   $181,366    $(53,250)     $59,650      $  513,796
                      ==========   ========     =======      =======      ==========


See accompanying Notes to Unaudited Pro Forma Combined Condensed
Balance Sheet.

Notes to Unaudited Pro Forma Combined Condensed Balance Sheet



Note A

The Unaudited Pro Forma Combined Condensed Balance Sheet reflects the issuance of 1.24 shares of Champion Enterprises, Inc. common stock ($1 par value) for each share of issued and outstanding common stock of Redman Industries, Inc. to effect the merger.
The total number of Champion Enterprises, Inc. common stock issued in connection with the merger was approximately 16.5 million shares. The Unaudited Pro Forma Combined Condensed Balance Sheet reflects the elimination of Redman's common stock and treasury stock.


Note B

In connection with the merger of Champion and Redman, Champion expects to record charges to operations, currently estimated to be approximately $25 million, in the fourth quarter ending December 28, 1996, the quarter in which the merger was consummated. These charges are non-recurring, direct costs of the merger, of which approximately 40% are investment banking, legal and accounting fees, approximately 25% are reserves against costs triggered by change in control provisions contained in employment agreements with certain executives of Redman, and the remainder are other costs associated with combining and realigning the operations of the two companies. An estimated pretax charge of $25 million, $18.6 million on an after tax basis, is reflected in the Unaudited Pro Forma Combined Condensed Balance Sheet, together with the related $6.4 million deferred tax benefit. This estimated non-recurring charge is a preliminary estimate only and therefore is subject to change. Champion believes that it is necessary to reserve against severance costs because the change in control provisions contained in the employment agreements of certain Redman executives allow such persons to voluntarily terminate their employment and receive severance payments.


Note C

In connection with the merger Redman's accounting policies will be conformed to those of Champion. However the effects of conforming the accounting policies are immaterial and therefore are not reflected in the Unaudited Pro Forma Combined Condensed Balance Sheet.

                        INDEX TO EXHIBITS



Exhibit No.                    Description
-----------                    -----------

    2 Agreement and Plan of Merger, dated as of August 19, 1996, by and among Redman Industries, Inc., Champion Enterprises, Inc. and RHI Acquisition Corp., filed as Exhibit 2 to the Company's Registration Statement of Form S-4, filed September 20, 1996, Registration No. 333-12351, and incorporated herein by reference.

   99.1        Press Release issued October 24, 1996.